Exhibit 10.3 RSU No. 202_- {N0412590 } DLH HOLDINGS CORP. NOTICE OF GRANT OF RESTRICTED STOCK UNITS FOR NON-EMPLOYEE DIRECTORS The Grantee has been granted an award of Restricted Stock Units (the “Award”) pursuant to the DLH Holdings Corp. 2025 Equity Incentive Plan, as may be amended from time to time (the “Plan”), representing the right to receive on the Settlement Date (described below) one (1) share of common stock of DLH Holdings Corp., par value $0.001 per share, for each Restricted Stock Unit (a “RSU”), as follows: Grantee: Grant Date: Number of Restricted Stock Units: ____________ subject to adjustment as provided by the Restricted Stock Unit Agreement. Vesting Schedule: Except as set forth in the Restricted Stock Unit Agreement annexed hereto, subject to the Grantee’s continued service as a member of the Board of Directors of the Company through the vesting date (as defined below), one hundred percent (100%) of the RSUs shall vest on September 30, 20__ (the “Vesting Date”). By its signature below, the Grantee agrees that the Award is governed by this Notice of Grant of Restricted Stock Units and by the provisions of the Plan and the Restricted Stock Unit Agreement, both of which are made a part of this document. The Grantee represents that he or she has read and is familiar with the provisions of the Plan and Restricted Stock Unit Agreement, and hereby accepts the Award subject to all of their respective terms and conditions. By its signature below, the Grantee also acknowledges that there may be tax consequences to it upon the vesting of the RSU, the settlement of the RSU, and/or the disposition of the underlying shares, and that the Grantee has been advised to consult a tax advisor prior to acceptance of this grant. DLH HOLDINGS CORP. GRANTEE: By: Name: Signature Title: Chief Financial Officer Date: Attachments: 2025 Equity Incentive Plan Restricted Stock Unit Agreement

{N0412590 } 2 DLH HOLDINGS CORP. RESTRICTED STOCK UNIT AGREEMENT FOR NON-EMPLOYEE DIRECTORS DLH Holdings Corp. has granted to the Grantee named in the Notice of Grant of Restricted Stock Units (the “Grant Notice”) to which this Restricted Stock Unit Agreement (this “Agreement”) is attached an Award consisting of Restricted Stock Units (the “RSUs”) subject to the terms and conditions set forth in the Grant Notice and this Agreement. The Award has been granted pursuant to and shall in all respects be subject to the terms and conditions of the DLH Holdings Corp. 2025 Equity Incentive Plan, as may be amended from time to time (the “Plan”), the provisions of which are incorporated herein by reference. By signing the Grant Notice, the Grantee: (a) acknowledges receipt of and represents that the Grantee has read and is familiar with the Grant Notice, this Agreement, the Plan and a prospectus for the Plan prepared in connection with the registration with the Securities and Exchange Commission of the shares issuable pursuant to the Award and (b) accepts the Award subject to all of the terms and conditions of the Grant Notice, this Agreement and the Plan. 1. DEFINITIONS AND CONSTRUCTION. 1.1 Definitions. Unless otherwise defined herein, capitalized terms shall have the meanings assigned in the Grant Notice or the Plan. The term “Company” shall mean DLH Holdings Corp., a New Jersey corporation, and any successor company (or a subsidiary or parent thereof). 1.2 Construction. Captions and titles contained herein are for convenience only and shall not affect the meaning or interpretation of any provision of this Agreement. Except when otherwise indicated by the context, the singular shall include the plural and the plural shall include the singular. Use of the term “or” is not intended to be exclusive, unless the context clearly requires otherwise. 2. ADMINISTRATION. All questions of interpretation concerning the Grant Notice, this Agreement and the Plan shall be determined by the Management Resources and Compensation Committee of the Board of Directors of the DLH Holdings Corp. (the “Committee”) or the Board of Directors of the Company (the “Board”). All determinations by the Committee shall be final and binding upon all persons having an interest in the Award as provided by the Plan. In the event of any conflict between the terms of the Plan and the terms of this Agreement, the terms and provisions of the Plan shall govern. No member of the Committee shall be personally liable for any action determination or interpretation made in good faith with respect to the Plan or the RSUs. In its absolute discretion, the Board of Directors may at any time and from time to time exercise any and all rights and duties of the Committee under the Plan and this Agreement. 3. THE AWARD. 3.1 Grant of RSUs. Subject to the provisions of this Agreement and pursuant to the provisions of the Plan, the Committee hereby grants to the Grantee on the Grant Date the number of RSUs set forth in the Grant Notice, subject to adjustment as provided in Section 8. Each RSU represents a right to receive one (1) share of Common Stock of the Company (the “Shares”) on the date determined in accordance with the Grant Notice and this Agreement, provided the vesting conditions of the Award are satisfied. 3.2 No Monetary Payment Required. The Grantee is not required to make any monetary payment (other than applicable tax withholding, if any) as a condition to receiving the RSUs or Shares issued upon settlement of the RSUs, the consideration for which shall be past services actually rendered

{N0412590 } 3 and/or future services to be rendered to the Company or for its benefit. Notwithstanding the foregoing, if required by applicable state corporate law, the Grantee shall furnish consideration in the form of cash or past services rendered to the Company or for its benefit having a value not less than the par value of the Shares issued upon settlement of the RSUs. 4. VESTING AND SETTLEMENT. 4.1 Vesting. The RSUs shall vest as provided in the Vesting Schedule in the Grant Notice, subject to the Grantee’s continued service as a member of the Board through each applicable Vesting Date, except as otherwise set forth in this Agreement or expressly provided for in a separate written agreement between the Company and the Grantee. All vested amounts shall be paid by the Company in whole Shares, on a one-for-one basis for each RSU in accordance with the provisions of this Agreement. 4.2 Issuance of Shares. Subject to the provisions of this Section 4 and Section 6 below, as soon as administratively practicable after each applicable Vesting Date, but in no event later than sixty (60) days following each Vesting Date, the Company shall cause to be issued to the Grantee one Share of Common Stock for each RSU that has vested on such Vesting Date. The date of any such transfer shall be the settlement date for purposes of this Agreement. No Shares will be delivered pursuant to this Award unless and until all legal requirements applicable to the issuance or transfer of such Shares have been complied with to the satisfaction of the Company. Subject to the foregoing provisions, Shares issued in settlement of the RSUs shall be made as promptly as administratively practicable following each Vesting Date in accordance with this Agreement and the sole discretion of the Committee (or its designees), either through the issuance to the Grantee (or to the executors or administrators of Grantee’s estate in the event of the Grantee’s death) of a stock certificate or evidence such Shares have been registered in book entry form in the name of the Grantee with the Company’s stock transfer agent for a number of Shares equal to the number of vested RSUs. In no event will Participant be permitted, directly or indirectly, to specify the taxable year of payment of any Restricted Stock Units payable under this Award Agreement. The Shares issued upon the settlement of the RSUs shall not be subject to any restriction on transfer other than any such restriction as may be required pursuant to Section 6, the Company’s insider trading policies, any federal, state or foreign law, or any contractual obligation to which the Grantee is subject (such as a “lock-up” or “market stand-off” agreement). The Company shall not be required to issue fractional Shares upon the settlement of the RSUs and the Committee shall, in its discretion, determine an equivalent benefit for any fractional shares that might be created upon the settlement of the RSUs. 4.3 Accelerated Vesting. (a) Generally. Except as provided herein, if Grantee’s service as a member of the Board terminates, then any RSUs that have not vested as of the date of such termination shall terminate as of such date, and such unvested RSUs shall be forfeited to the Company without payment therefor. (b) Death or Disability. If Grantee’s service as a member of the Board terminates on account of death or Disability, the Grantee shall become vested in all of the RSUs subject to this Agreement. For purposes of this Agreement, “Disability” means the Grantee’s becoming disabled within the meaning of Section 22(e)(3) of the Code. The Committee may require such proof of Disability as the Committee in its sole and absolute discretion deems appropriate. (c) Acceleration of Vesting Upon Change in Control. Upon the occurrence of a Change in Control, as defined in the Plan, the RSUs shall, to the extent outstanding, vest in full. 5. FORFEITURE.

{N0412590 } 4 5.1 Forfeiture of Restricted Stock Units. If Grantee’s service as a member of the Board terminates for any reason, the Grantee shall forfeit all rights with respect to any portion of the Award (and the underlying shares of Common Stock) that has not yet vested as of the effective date of the termination, except to the extent such Award vests upon such termination in accordance with Section 4.3 of this Agreement. 6. APPLICABLE RESTRICTIONS. 6.1 Restrictions on Grant of the Award and Issuance of Shares. The grant of the Award and issuance of Shares upon settlement of the RSUs shall be subject to compliance with all applicable requirements of federal, state or foreign law with respect to such securities. If the issuance of Shares upon settlement of the RSUs would constitute a violation of any applicable federal, state or foreign securities laws or other law or regulations or the requirements of any stock exchange or market system upon which the Shares may then be listed, then no such Shares may be issued unless and until all such laws, regulations and stock exchange requirements have been satisfied in full. As a condition to the settlement of the Award, the Company may require the Grantee to satisfy any qualifications that may be necessary or appropriate to evidence compliance with any applicable law or regulation and to make any representation or warranty with respect thereto as may be requested by the Company. 7. TAX CONSEQUENCES. 7.1 In General. The Grantee acknowledges that the Company has not advised the Grantee regarding the Grantee’s income tax liability in connection with the grant or vesting of the RSUs and the delivery of Shares in connection therewith. The Grantee has reviewed with the Grantee’s own tax advisors the federal, state, and local and tax consequences of the grant and vesting of the RSUs and the delivery of Shares in connection therewith as contemplated by this Award. The Grantee is relying solely on such advisors and not on any statements or representations of the Company or any of its agents. The Grantee understands that the Grantee (and not the Company) shall be responsible for the Grantee’s own tax liability that may arise as a result of the transactions contemplated by this Award. 7.2 Payment of Tax Withholding. Regardless of any action the Company takes with respect to any or all federal, state, or local income tax, social insurance, payroll tax, payment on account or other tax-related withholding regarding the Award (“Tax-Related Items”), you acknowledge that the ultimate liability for all Tax-Related Items legally due by you is and remains your responsibility and that the Company (i) makes no representations or undertakings regarding the treatment of any Tax-Related Items in connection with any aspect of the Award, including the vesting or payment of the Award, the subsequent sale of Shares acquired pursuant to the payment of Shares under the Award and the receipt of any dividends; and (ii) does not commit to structure the terms of the Award to reduce or eliminate your liability for Tax-Related Items. You hereby authorize the Company to withhold all applicable Tax- Related Items legally payable by you from your wages or other cash compensation paid to you by the Company, or from payment otherwise owed to you under this Award. Alternatively, or in addition, if permissible under local law and expressly authorized by the Committee, the Company may (i) sell or arrange for the sale of Shares that you acquire to meet the withholding obligation for Tax-Related Items, and/or (ii) withhold Shares, provided that the Company only withholds the amount of Shares necessary to satisfy the minimum withholding amount (based on the fair market value, as determined by the Company as of the date on which the tax withholding obligations arise, not in excess of the amount of such tax withholding obligations determined by the applicable minimum statutory withholding rates). Finally, you shall pay to the Company any amount of Tax-Related Items that the Company may be required to withhold as a result of your participation in the Plan that cannot be satisfied by the means previously

{N0412590 } 5 described. The Company may refuse to deliver any Shares if you fail to comply with your obligations in connection with the Tax-Related Items as described in this section. 7.3 Application of Section 409A of the Code. This Award is intended to comply with Section 409A of the Internal Revenue Code of 1986, as amended (the “Code”) and shall in all respects be administered in accordance with Section 409A of the Code. In no event shall the Grantee, directly or indirectly, designate the calendar year of distribution. The terms “cease to be employed” or “termination of employment,” or words of similar import, as used herein, for purposes of any payments that are payments of deferred compensation subject to Section 409A of the Code, shall mean “separation from service” as defined in Section 409A of the Code. To the extent any payment or settlement that is a payment of deferred compensation subject to Section 409A of the Code is contingent upon a “change in control,” such payment or settlement shall only occur if the event giving rise to the change in control would also constitute a change in ownership or effective control of the Company, or a change in the ownership of a substantial portion of the assets of the Company, within the meaning of Section 409A of the Code. The vesting of the Award shall not be affected by the preceding sentence. In the event that this Award fails to satisfy the requirements of Section 409A of the Code (and the applicable Treasury regulations promulgated thereunder) and is otherwise not exempt from, and therefore deemed to be deferred compensation subject to, Section 409A of the Code, and if you are a “specified employee” (within the meaning set forth Section 409A(a)(2)(B)(i) of the Code) as of the date of your separation from service (within the meaning of Treasury Regulation Section 1.409A-1(h)), then the issuance of any Shares that would otherwise be made upon the date of the separation from service or within the first six months thereafter will not be made on the originally scheduled dates and will instead be issued in a lump sum on the date that is six months and one day after the date of the separation from service (or, if earlier, within 15 days after your death), with the balance of the shares issued thereafter in accordance with the original vesting and issuance schedule set forth above, but if and only if such delay in the issuance of the shares is necessary to avoid the imposition of taxation on you in respect of the shares under Section 409A of the Code. This Award may be amended without the consent of the Grantee in any respect deemed in good- faith by the Board or the Committee to be necessary in order to preserve compliance with Section 409A of the Code. 8. ADJUSTMENTS FOR CHANGES IN CAPITAL STRUCTURE. Subject to any required action by the stockholders of the Company and the requirements of Section 409A of the Code to the extent applicable, in the event of any change in the Shares effected by the Company, whether through merger, consolidation, reorganization, reincorporation, recapitalization, reclassification, stock dividend, stock split, reverse stock split, split-up, split-off, spin-off, combination of Shares, exchange of Shares, or similar change in the capital structure of the Company, or in the event of payment of a dividend or distribution to the stockholders of the Company in a form other than Shares (excepting normal cash dividends) that has a material effect on the fair market value of Shares, appropriate and proportionate adjustments shall be made in the number of RSUs subject to the Award and/or the number and kind of shares to be issued in settlement of the RSUs, in order to prevent dilution or enlargement of the Grantee’s rights under the Award. Any fractional share resulting from an adjustment pursuant to this Section shall be rounded down to the nearest whole number. Such adjustments shall be determined by the Committee as contemplated by the Plan, and its determination shall be final, binding and conclusive. 9. RIGHTS AS A STOCKHOLDER. The Grantee shall have no rights as a stockholder with respect to any Shares which may be issued in settlement of the RSUs until the date of the issuance of such Shares (as evidenced by the

{N0412590 } 6 appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company). RSUs constitute an unfunded and unsecured obligation of the Company. Upon issuance of Shares in connection with the settlement of vested RSUs, the Grantee shall be the record owner of such Shares unless and until such Shares are sold or otherwise disposed of. No adjustment shall be made for dividends, distributions or other rights for which the record date is prior to the date such certificate is issued, except as provided in Section 8 and you shall receive no benefit with respect to any cash dividend, stock dividend or other distribution that does not result from an adjustment as provided in Section 8. 10. NO RIGHT TO CONTINUED SERVICE ON THE BOARD. Nothing in this Agreement shall be deemed to create any limitation or restriction on or otherwise affect such rights as the Company, the stockholders of the Company, or the Board otherwise would have to remove the Grantee from the Board, to exclude the Grantee from any slate of nominees for election to the Board, or to otherwise terminate the Grantee’s service on the Board at any time for any reason. 11. LEGENDS. The Company may at any time determine to issue certificates representing the Shares issued pursuant to this Agreement rather than issue uncertificated Shares and the Company may at any time place legends referencing any applicable restrictions under federal, state or foreign securities law or required under any contractual obligations (as contemplated under Section 6.1) on all certificates representing Shares issued pursuant to this Agreement. The Grantee shall, at the request of the Company, promptly present to the Company any and all certificates representing Shares acquired pursuant to settlement of the RSUs in the possession of the Grantee in order to carry out the provisions of this section. 12. MISCELLANEOUS PROVISIONS. 12.1 Termination or Amendment. The Committee may terminate or amend the Plan or this Agreement at any time; provided, however, that no such termination or amendment may adversely affect the Grantee’s rights under this Agreement without the consent of the Grantee unless such termination or amendment is necessary to comply with applicable law or government regulation, including, but not limited to, Section 409A of the Code. This Agreement may be modified, amended, suspended or terminated, and any terms or conditions may be waived, but, subject to the terms and conditions of the Plan and this Agreement, only by a written instrument executed by the parties hereto. 12.2 Nontransferability of the Award. Prior to the issuance of Shares on the applicable settlement date, neither the Award, any RSUs subject to the Award, nor any Shares issuable upon settlement, shall be subject in any manner to alienation, sale, exchange, transfer, assignment, pledge, encumbrance, or levy or garnishment by creditors of the Grantee or the Grantee’s beneficiaries, except transfer by will or by the laws of descent and distribution. All rights with respect to the Award shall be exercisable during the Grantee’s lifetime only by the Grantee or the Grantee’s guardian or legal representative. 12.3 Further Instruments. The parties hereto agree to execute such further instruments and to take such further action as may reasonably be necessary to carry out the intent of this Agreement. 12.4 Binding Effect. This Agreement shall inure to the benefit of the successors and assigns of the Company and, subject to the restrictions on transfer set forth herein, be binding upon the Grantee and the Grantee’s heirs, executors, administrators, successors and assigns.

{N0412590 } 7 12.5 Delivery of Documents and Notices. Any document relating to participation in the Plan or any notice required or permitted hereunder shall be given in writing and shall be deemed effectively given (except to the extent that this Agreement provides for effectiveness only upon actual receipt of such notice) upon personal delivery, electronic delivery at the e-mail address, if any, provided by the Grantee to the Company, or upon deposit in the U.S. Post Office or foreign postal service, by registered or certified mail, or with a nationally recognized overnight courier service, with postage and fees prepaid, addressed to the other party at the address shown below that party’s signature to the Grant Notice or at such other address as such party may designate in writing from time to time to the other party. The Plan documents may be delivered to the Grantee electronically. Such means of electronic delivery may include but do not necessarily include the delivery of a link to a Company intranet or the Internet site of a third party involved in administering the Plan, the delivery of the document via e-mail or such other means of electronic delivery specified by the Company. The Grantee acknowledges that the Grantee has read this section and consents to the electronic delivery of the Plan documents and Grant Notice. The Grantee acknowledges that he or she may receive from the Company a paper copy of any documents delivered electronically at no cost to the Grantee by contacting the Company in writing. The Grantee further acknowledges that the Grantee will be provided with a paper copy of any documents if the attempted electronic delivery of such documents fails. The Grantee may revoke his or her consent to the electronic delivery of documents or may change the electronic mail address to which such documents are to be delivered (if Grantee has provided an electronic mail address) at any time by notifying the Company in writing of such revoked consent or revised e-mail address. Finally, the Grantee understands that he or she is not required to consent to electronic delivery of documents. 12.6 Data Privacy. The Grantee acknowledges and consents to the collection, use, processing and transfer of personal data as described in this Section. The Company holds certain personal information about the Grantee, including the Grantee’s name, home address and telephone number, date of birth, social security number or other employee identification number, salary, nationality, job title, any Shares or directorships held in the Company, details of all options or any other entitlement to Shares awarded, canceled, purchased, vested, unvested or outstanding in the Grantee’s favor, for the purpose of managing and administering the Plan (“Data”). The Company and its related entities may transfer Data amongst themselves as necessary for the purpose of implementation, administration and management of the Grantee’s participation in the Plan, and the Company and its related entities may each further transfer Data to any third parties assisting the Company or any such related entity in the implementation, administration and management of the Plan. The Grantee acknowledges that the transferors and transferees of such Data may be located anywhere in the world and hereby authorizes each of them to receive, possess, use, retain and transfer the Data, in electronic or other form, for the purposes of implementing, administering and managing the Grantee’s participation in the Plan, including any transfer of such Data as may be required for the administration of the Plan and/or the subsequent holding of Shares on the Grantee’s behalf to a broker or to other third party with whom the Grantee may elect to deposit any Shares acquired under the Plan (whether pursuant to the Award or otherwise). 12.7 Integrated Agreement. The Grant Notice, this Agreement and the Plan shall constitute the entire understanding and agreement of the Grantee and the Company with respect to the subject matter contained herein or therein and supersede any prior agreements, understandings, restrictions, representations, or warranties among the Grantee and the Company with respect to such subject matter other than those as set forth or provided for herein or therein. 12.8 Applicable Law. This Agreement shall be governed by the laws of the State of New Jersey as such laws are applied to agreements between New Jersey residents entered into and to be performed entirely within the State of New Jersey.

{N0412590 } 8 12.9 Severability. Should any provision of this Agreement be held by a court of competent jurisdiction to be unenforceable or invalid for any reason, the remaining provisions of this Agreement shall not be affected by such holding and shall continue in full force in accordance with their terms. 12.10 Counterparts. The Grant Notice to which this Agreement is attached may be executed in counterparts, each of which shall be deemed an original but all of which together will constitute one and the same instrument. Counterpart signature pages transmitted by facsimile, by electronic mail in portable document format (.pdf), or by any other electronic means intended to preserve the original graphic and pictorial appearance of a document, will have the same effect as physical delivery of the paper document bearing an original signature. 12.11 Limitation of Rights; No Right to Future Grants. By accepting this Agreement and the grant of the RSUs contemplated hereunder, the Grantee expressly acknowledges that (a) the Plan is discretionary in nature and may be suspended or terminated by the Corporation at any time; (b) the grant of RSUs is a one-time benefit that does not create any contractual or other right to receive future grants of RSUs, or benefits in lieu thereof; (c) all determinations with respect to future grants of RSUs, if any, including the grant date, the number of Shares granted and the restricted period, will be at the sole discretion of the Corporation; (d) the Grantee’s participation in the Plan is voluntary; (e) grants of RSUs are not to be used for calculating any severance, resignation, redundancy, end of service payments, bonuses, retirement benefits or similar payments; and (f) the future value of the underlying Shares is unknown and cannot be predicted with certainty. * * * This Restricted Stock Unit Agreement will be deemed to be signed by you upon the signing by you of the Restricted Stock Unit Grant Notice to which it is attached.